UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2022

HUBBELL INCORPORATED
(Exact name of registrant as specified in its charter)

Connecticut		1-2958	06-0397030
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

40 Waterview Drive
Shelton,	Connecticut		06484
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (475) 882-4000
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - par value $0.01 per share	HUBB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 Results of Operations and Financial Condition.
On October 25, 2022, Hubbell Incorporated (the “Company”) issued a press release announcing results for the third quarter and nine months ended September 30, 2022.
The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and hereby incorporated in this Item 2.02 by reference. The information in this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS — Certain of the statements contained in this report and the exhibit attached hereto, including, without limitation, statements as to management’s good faith expectations and belief are forward-looking statements. Forward-looking statements are made based upon management’s expectations and belief concerning future developments and their potential effect upon the Company. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. Investors should consider this cautionary statement as well as the "Risk Factors" and other factors described in our periodic reports filed with the Securities and Exchange Commission when evaluating our forward-looking statements.

ITEM 9.01 Financial Statements and Exhibits.

EXHIBIT NO.	DOCUMENT DESCRIPTION
99.1*	Press Release dated October 25, 2022 pertaining to the financial results of the Company for the third quarter and nine months ended September 30, 2022.
104*	Cover Page Interactive Data File (formatted as Inline XBRL)
*Filed herewithin.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUBBELL INCORPORATED

By:	/s/ Jonathan M. Del Nero
	Name:	Jonathan M. Del Nero
	Title:	Vice President, Controller
Date: October 25, 2022